UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

Mobile Global Esports Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41458	86-2684455
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation or organization)		Identification No.)

500 Post Road East, 2nd Floor

Westport, CT 06880

(Address of principal executive offices)

Registrant’s telephone number, including area code: (475) 666-8401

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	MGAM	OTC Pink Sheets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 17, 2025, Mobile Global Esports, Inc. (the “Company”) entered into an asset purchase agreement (the “Agreement”) with Reality Sports Online, Inc. (the “Seller”). Pursuant to the Agreement, the Seller agreed to sell, and the Company agreed to purchase a technology platform, intellectual property, and other related assets associated with the Seller’s business (the “Purchased Assets”).

In consideration for the Purchased Assets, the Company has agreed to pay $205,000 to the Seller and issue to the Seller, 5,300,000 shares of its common stock, par value $0.0001 per share (the “Shares”). The Agreement contains certain representations, warranties and covenants of the parties that are customary for agreements of its type. In addition, the Seller has agreed to indemnify the Company for any inaccuracy in or breach of the Agreement, any unpaid indebtedness or transaction expenses of the Seller at or prior to closing, and certain third-party claims, in each case subject to the Indemnification Deductible and Liability Cap (as defined in the Agreement). The closing is subject to the satisfaction or waiver of certain conditions set forth in the Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the Agreement between the Company and the Seller is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The offer and sale to the Seller of the Shares was made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Asset Purchase Agreement, dated October 17, 2025, between the Company and Reality Sports Online, Inc.
99.1	Press release dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2025

MOBILE GLOBAL ESPORTS INC.

By:	/s/ Brett Rosin
Brett Rosin
Chief Executive Officer

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